                                                                     EXHIBIT 4.3


                 5 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of December 10, 1999

                                     Between

                              i2 TECHNOLOGIES, INC.
                                 as the Company,

                                       and

                              GOLDMAN, SACHS & CO.
                           MORGAN STANLEY DEAN WITTER
                           CREDIT SUISSE FIRST BOSTON,

                                  as Purchasers
                              i2 TECHNOLOGIES, INC.
                      5 1/4% CONVERTIBLE SUBORDINATED NOTES
                              DUE DECEMBER 15, 2006

                          REGISTRATION RIGHTS AGREEMENT


                          Dated as of December 10, 1999

Goldman, Sachs & Co.
As representatives of the several Purchasers
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         i2 Technologies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in a Purchase Agreement (as defined herein) its 5 1/4% Convertible Subordinated Notes due December 15, 2006 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers, for the benefit of the Holders (as defined herein) from time to time of the Registrable Securities (as defined herein), as follows:

         1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

         "Affiliate" of any specified Person means any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Common Stock" means the Company's Common Stock, par value $0.00025 per share.

         "Commission" means the United States Securities and Exchange
Commission.

         "DTC" means The Depository Trust Company.

         "Effective Failure" has the meaning assigned thereto in Section 7 hereof.

         "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "Effectiveness Period" has the meaning set forth in Section 2(b)(i) hereof.

         "Electing Holder" has the meaning assigned thereto in Section 3(a)(3) hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Expedited Filing" has the meaning assigned thereto in Section 3(a)(1) hereof.

         "Expedited Filing Questionnaire Deadline" has the meaning assigned thereto in Section 3(a)(1) hereof.

         "Holder" means any Person that has a beneficial interest in any global Security that is a Restricted Security or any beneficial interest in a global security representing shares of Common Stock issuable upon conversion of a Security.

         "Indenture" means the Indenture dated as of December 10, 1999 between the Company and Chase Bank of Texas, National Association, as Trustee, as amended and supplemented from time to time.

         "Liquidated Damages" has the meaning assigned thereto in Section 7 hereof.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

         "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Press Release" has the meanings given thereto in the Indenture.

         "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such


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


prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "Purchase Agreement" means the purchase agreement dated December 6, 1999 between the Company and the Purchasers.

         "Purchasers" means you, as the Purchasers named in Schedule I to the Purchase Agreement.

         "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the Common Stock issuable upon conversion or repurchase of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "Registration Default" has the meaning assigned thereto in Section 7 hereof.

         "Restricted Security" means any Security or share of Common Stock issuable upon conversion or repurchase thereof except any such Security or such share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Article Three of the Indenture.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

                  (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, any Common Stock constituting Registrable Securities shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

         2.       SHELF REGISTRATION.

                  (a) The Company shall, within 90 calendar days following the First Time of Delivery (as defined in the Purchase Agreement), file with the Commission a Shelf Registration



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

Statement relating to the offer and sale of the Registrable Securities by the Holders and, thereafter, shall use all reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act within 180 calendar days after the First Time of Delivery (as defined in the Purchase Agreement); provided, however, that the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole; provided further however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is an Electing Holder.

                  (b)      The Company shall use all reasonable efforts:

                           (i)      To keep the Shelf Registration Statement
continuously effective in order to permit the Prospectus forming part thereof to be usable by Electing Holders for a period of two years from the First Time of Delivery, or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being referred to herein as the "Effectiveness Period");

                           (ii)     After the Effective Time of the Shelf
Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for offers and resales of Registrable Securities, including, without limitation, any action reasonably necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Sections 3(a)(1) or 3(a)(2) hereof; and

                           (iii)    If at any time, the Securities, pursuant to
Article Eleven of the Indenture, are convertible into securities other than shares of Common Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

         The Company shall be deemed not to have used all reasonable efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Registrable Securities during such period, unless (i) such action is required by applicable law or regulation, or (ii) the Company determines based on the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction or other material event or circumstance affecting the Company or its securities, and the Board of Directors of the Company (or an executive officer of the Company duly authorized for such purpose) shall have determined in good faith that such disclosure at such time is not in the best interests of the Company and its stockholders, and, in the case of clause (i) above, the Company thereafter promptly complies with the requirements of paragraph 3(h) below.

         3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a)      (1)      If the Company expects to file and obtain
the effectiveness of a Shelf Registration Statement within 30 days of the date hereof (an "Expedited Filing"), it shall (x) mail, as promptly as reasonably practicable after the date hereof to the Holders of Registrable Securities, a Notice and Questionnaire with a response deadline of 30 days from the date of such Notice (the "Expedited Filing Questionnaire Deadline"), and (y) as promptly as reasonably practicable after the response deadline but in any event no later than 10 days thereafter, prepare a Prospectus supplement (and if required file an amendment or a supplement to the Shelf Registration Statement) or take such other measures, if any, as are necessary to include in the Shelf Registration Statement the Registrable Securities of Electing Holders. If the Company does not intend to make an Expedited Filing, it shall mail the Notice and Questionnaire to the Holders of Registrable Securities not less than 30 calendar days prior to the time the Company intends in good faith to have the Shelf Registration Statement declared effective. Subject to Section 3(a)(2) hereof, no Holder of Registrable Securities shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time (or in the first Prospectus supplement filed thereafter in the case of an Expedited Filing), and no Holder of Registrable Securities shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that Holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

                           (2)      After the Effective Time of the Shelf
Registration Statement (or the Expedited Filing Questionnaire Deadline in the case of an Expedited Filing), the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, as promptly as reasonably practicable, send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement until such Holder has returned a completed and signed Notice and Questionnaire to the Company. Following its receipt of such Notice and Questionnaire, the Company will reasonably promptly include the Registrable Securities covered thereby in the Shelf Registration Statement (if not previously included).

                           (3)      The term "Electing Holder" shall mean any
Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof.

                  (b) The Company shall, as promptly as reasonably practicable, take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and
(iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c)      (i)      The Company shall, as promptly as reasonably
practicable, advise each Electing Holder and shall confirm such advice in writing if so requested by any such Electing Holder:

                           (1)      when the Shelf Registration Statement and
any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective and issue a Press Release indicating the same;

                           (2)      of any request by the Commission for
amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                           (3)      of the issuance by the Commission of any
stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; and

                           (4)      of the receipt by the Company of any
notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose.

                           (ii)     The Company shall, as promptly as reasonably
practicable, advise DTC and the trustee under the Indenture of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall use all reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Electing Holder, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement. The Company shall use all reasonable efforts to take into account and, if appropriate, reflect in an amendment to the Shelf Registration Statement such comments on the Shelf Registration Statement as initially filed as the Electing Holders and their counsel may reasonably propose.

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

                  (f) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(c)(ii)) to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period. The Company shall use all reasonable efforts to take into account and, if appropriate, reflect in a Prospectus supplement or amendment such comments as the Electing Holders and their counsel may reasonably propose.

                  (g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Electing Holders reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (a) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(g), (b) file any general consent to service of process in any jurisdiction where it is not as of the date thereof then so subject or (c) subject itself to taxation in any jurisdiction where it is not as of the date thereof then so subject.

                  (h) Upon the occurrence of any event contemplated by paragraph 3(c)(ii) above, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein be reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, if the Company determines based upon the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction or other material event affecting the Company or its securities, and the Board of Directors of the Company (or an executive officer of the Company duly authorized for such purpose) shall have determined in good faith that such disclosure would not be in the best interests of the Company and its stockholders, the Company shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of the Company shall have determined in good faith is in the best interests of the Company and its stockholders. If the Electing Holders are notified of the occurrence of any event contemplated by paragraph 3(c)(ii) above, the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.



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

                  (i) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

                  (j) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement and (ii) the effective date of each post-effective amendment to the Shelf Registration Statement and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K or 10-KSB that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries satisfying the provisions of Section 11(a) of the Securities Act.

                  (k) The Company shall cause the Indenture and the Securities to be qualified under the Trust Indenture Act in a timely manner; and in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute and use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

                  (l) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                  (m) Upon request, the Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate actions in order to expedite or facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5 hereof in respect of such underwritten offering.

                  (n)      The Company shall, upon request:

                           (i)      make reasonably available for inspection by
one representative of the Electing Holders designated in writing by the Holders of a majority of the Registrable Securities to be registered thereunder, any underwriter participating in any underwritten offering pursuant to Section 6 hereof, and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, as is customary for similar due diligence examinations;

                           (ii)     cause the Company's officers, directors and
employees to make reasonably available for inspection all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such representative, any Holders or any such underwriter, attorney, accountant or agent, unless (x) such disclosure is made in connection with a court proceeding or required by law, or (y) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further, that as promptly as reasonably practicable before disclosure is made pursuant to clause
(x) above, the Company is given prior written notice;

                           (iii)    in connection with any underwritten offering
conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                           (iv)     in connection with any underwritten offering
conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each Electing Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);

                           (v)      in connection with any underwritten offering
conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder (if such holder has provided such letter, representations, or documentation, if any, required for such "cold comfort" letter to be so addressed) and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                           (vi)     in connection with any underwritten offering
conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any such Electing Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(h) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (o) The Company will use all reasonable efforts to cause the shares of Common Stock issuable upon conversion of the Securities to be quoted on the Nasdaq National Market or other trading system or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of any Shelf Registration Statement hereunder.

                  (p) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                  (q) The Company shall use all reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof, subject to the provisions of Section 6 with respect to the payment of fees and expenses in connection with an underwritten offering.

         5.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) Indemnification by the Company. In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, who facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person, if any, who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to herein as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) under which such Registrable Securities are registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made), and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein and provided, further, that the Company shall not be liable to any Indemnified Person under the indemnity agreement in any such case with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Indemnified Person results from the fact that such Indemnified Person sold Registrable Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof upon request therefor in sufficient quantity to such Indemnified Person and the loss, claim, damage or liability of such Indemnified Person results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was identified in writing at such time to such Indemnified Person and corrected in Prospectus (excluding any document incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference) and such correction would have cured the defect giving rise to such loss, claim, damage or liability.

                  (b) Indemnification by the Holders and Any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any such holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, who facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Notices and Claims. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and, after notice from the indemnifying party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) Notwithstanding any other provision of this Section 5, in no event shall any Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds received by such Electing Holder from the sale of such Electing Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are registered under the Securities Act.

                  (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Electing Holder, underwriter, selling agent or other securities professional under this Section 5 shall be in addition to any liability which any such Electing Holder, underwriter, selling agent or other securities professional shall otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6. UNDERWRITTEN OFFERING. Any Electing Holder who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering, provided that (i) the Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering, and provided, further, that the Company shall not be obligated to cooperate with more than one underwritten offering. Upon receipt of such a request, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to the following sentence, expenses of their own counsel. The Company will pay the fees and expenses of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than twenty-five percent (25%) of the Registrable Securities included in the underwritten offering. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Sections 3(l) and 3(m) hereof, upon receipt of a request from the Managing Underwriters or a representative of Holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company (or an executive officer of the Company duly authorized for such purpose) shall have determined in good faith that the Company has a valid business reason for such delay.

         7. LIQUIDATED DAMAGES. Pursuant to Section 2(a) hereof, the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole. Notwithstanding any such postponement, if (i) on or prior to the 90th day following the date of the First Time of Delivery (as defined in the Purchase Agreement), a Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the 180th day following the date of the First Time of Delivery (as defined in the Purchase Agreement), such Shelf Registration Statement is not declared effective by the Commission (each, a "Registration Default"), the Company shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until such Shelf Registration Statement is either so filed or so filed and subsequently declared effective, as applicable. Such Liquidated Damages shall be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Restricted Securities, to and including the 90th day following such Registration Default and one-half of one percent (0.5%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) during the Effectiveness Period (an "Effective Failure") for more than 45 days, whether or not consecutive, in any 90 day period, or more than 90 days, whether or not consecutive, during any twelve-month period, then the Company shall pay Liquidated Damages in the amount of one-half of one percent (0.5%) per annum from the 46th day of the applicable 90 day period or the 90th day of the applicable twelve-month period, as the case may be, that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) until such time as the Effective Failure is cured. For the purpose of determining an Effective Failure, days on which the Company has been obligated to pay Liquidated Damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable 90 day or twelve-month period, as the case may be, shall not be included. The Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.5%) set forth above, regardless of whether one or multiple Registration Defaults exist.

         8.       MISCELLANEOUS.

                  (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriters, if any, of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriters prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 8(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (1)      if to a Holder, at the most current address
given by such Holder to the Company in accordance with the provisions of this
Section 8(c);

                           (2)      if to the Purchasers, initially at the
address set forth in the Purchase Agreement; and

                           (3)      if to the Company, initially at its address
set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement, and shall be bound by all of the terms and provisions of this Agreement, as if an original party hereto.

                  (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Electing Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                Very truly yours,


                                i2 Technologies, Inc.




                                By: /s/ WILLIAM M. BEECHER
                                   ---------------------------------------------
                                Name:   William M. Beecher
                                Title:  Executive Vice President, Operations
                                        Chief Financial Officer

         The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                 Goldman, Sachs & Co.


                                 By: /S/ GOLDMAN, SACHS & CO.
                                    --------------------------------------------

                                 (Goldman, Sachs & Co.)

                                 On behalf of each of the Purchasers







                [Signature Page to Registration Rights Agreement]

                                    Exhibit A

                              i2 TECHNOLOGIES, INC.
                         INSTRUCTION TO DTC PARTICIPANTS

                                (DATE OF MAILING)

                     URGENT -- IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: (DATE)

         The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in i2 Technologies, Inc. (the "Company") 5 1/4% Convertible Subordinated Notes due December 15, 2006 (the "Securities") are held.

         The Company is in the process of registering the Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners, INCLUDING BENEFICIAL OWNERS RESIDENT OUTSIDE THE UNITED STATES, must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

         IT IS IMPORTANT THE BENEFICIAL OWNERS OF THE SECURITIES RECEIVE A COPY OF THE ENCLOSED MATERIALS AS SOON AS POSSIBLE as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed materials to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions regarding this matter, please contact [Name, address and telephone number of contact at the Company].

                              i2 TECHNOLOGIES, INC.

           NOTICE OF REGISTRATION STATEMENT AND SELLING SECURITYHOLDER
                                  QUESTIONNAIRE

                                     (DATE)

         i2 Technologies, Inc. (the "Company") has filed or intends shortly to file with the United States Securities and Exchange Commission (the "Commission") a registration statement on form S-3 (the "Shelf Registration Statement") for the registration and resale under the United States Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5 1/4% Convertible Subordinated Notes due December 15, 2006 (CUSIP No. 465754AD1) (the "Notes"), and Common Stock, par value $0.00025 per share, of the Company issuable upon conversion or repurchase thereof, in accordance with the terms of the Registration Rights Agreement dated as of December 10, 1999 (the "Registration Rights Agreement") between the Company and the purchasers named therein (the "Purchasers"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [insert date that is 30 days from the Notice Date] (the "Questionnaire Deadline"). Unless the Company otherwise consents, beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement (or a supplement or amendment thereto) and related Prospectus and (ii) may not sell their Registrable Securities pursuant thereto. Beneficial owners of Registrable Securities not having returned a Notice and Questionnaire by the Questionnaire Deadline may, however, receive another Notice and Questionnaire from the Company upon request. Following its receipt of a completed Notice and Questionnaire in return, the Company will reasonably promptly include the Registrable Securities covered thereby in the Shelf Registration Statement.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, Holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

         The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Notes issued under the Indenture and the Common Stock issuable upon conversion or repurchase thereof; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Note or share of Common Stock issuable upon conversion or repurchase thereof except any such Note or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Note or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Article Three of the Indenture.

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item (3)). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the undersigned Selling Securityholder will be required to deliver to the Company and the Trustee under the Indenture the Notice of Transfer completed and signed set forth in Appendix I to the Notice and Questionnaire and hereby undertakes to do so.

         The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)      (a)      Full Legal Name of Selling Securityholder:

                  --------------------------------------------------------------

         (b)      Full Legal Name of Registered Holder (if not the same as in
                  (a) above) of Registrable Securities Listed in (3) Below:

                  --------------------------------------------------------------

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) Below are Held:

                  --------------------------------------------------------------

(2)      Address for Notices to Selling Securityholder:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         Telephone:
                  --------------------------------------------------------------

         Fax:
            --------------------------------------------------------------------

         Contact:
                  --------------------------------------------------------------

(3)      Beneficial Ownership of Registrable Securities:

         Except as set forth below, the undersigned Selling Securityholder does not beneficially own any Notes or Common Stock previously issued upon conversion or repurchase of any Note.

         Principal amount of Notes beneficially owned:
                                                      --------------------------

         Number of shares of Common Stock beneficially owned and issued to date upon conversion or repurchase of Notes (if any):
                                                         -----------------------

         Principal amount of Notes which the undersigned wishes to be included in the Shelf Registration Statement:
                                             -----------------------------------

         Number of shares of Common Stock (if any) issued upon conversion or repurchase of Registrable Securities which are to be included in the Shelf Registration Statement:
                                      ------------------------------------------

(4) Other shares of Common Stock or other Notes of the Company Owned by the Selling Securityholder:

         Except as set forth below, and under Item (3) above, the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company. State any exceptions here:

(5)      Relationships with the Company:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
         (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchanges or U.S. inter-dealer quotation system of a registered national securities association on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short position, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

         Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and Exchange Act and the respective rules thereunder, particularly Regulation M.

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through
         (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Self Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Self Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         To the Company:

         i2 Technologies, Inc.
         [Address]
         Attention: [contact person]

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
      -------------------------

-------------------------------
Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
   ----------------------------
Name:
Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE (DEADLINE FOR RESPONSE) TO THE COMPANY AT:

         i2 Technologies, Inc.
         [Address]
         Attention: [contact person]

                                   APPENDIX I

              NOTICE TO TRANSFER PURSUANT TO REGISTRATION STATEMENT



------------------------------

------------------------------

------------------------------

------------------------------

i2 Technologies, Inc.
[Address]
Attention: [contact person]

         Re i2 Technologies, Inc. 5 1/4% Convertible Subordinated Notes due December 15, 2006 (the "Notes")

Dear Sirs:

         Please be advised that _________________________________ has transferred $_____ aggregate principal amount of the above-referenced notes or ______ shares of the Company's Common Stock, issued on conversion, repurchase or redemption of Notes, pursuant to the Registration Statement Form S-3 (File No. 333-_________) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or Common Stock is named as a selling security holder in the Prospectus dated ____________ or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of Common Stock transferred are [a portion of] the Notes or Common Stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:
      ----------------------------

                                            Very truly yours,


                                        --------------------------------------
                                                         (Name)

                                        By:
                                            ----------------------------------
                                                 (Authorized Signature)